UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 26, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 25, 2025, the Nasdaq Listing Qualifications Department (the “Staff”) notified ECD Automotive Design, Inc. (the “Company”) that the market value of its listed securities had been below the minimum $35,000,000 required for continued listing as set forth in Listing Rule 5550(b)(2) (the “Rule”) for the previous 30 consecutive trading days. Therefore, in accordance with Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until August 25, 2025, to regain compliance with the Rule.

On August 26, 2025, the Company received another notice (the “MVLS Delisting Notice”) from Nasdaq stating that the Company had not regained compliance with the Rule and that this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market. The Company has a hearing scheduled before the Nasdaq Hearings Panel (the “Panel”) on September 9, 2025 (the “Hearing”), to appeal the Staff’s prior delisting notice to the Company, concerning the fact that the bid price of the Company’s listed security had closed at less than $1 per share over 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2). The Company plans to contest the MVLS Delisting Notice at the Hearing.

In the event the Company is not successful at the Hearing, the trading of the Company’s common stock and warrants on The Nasdaq Stock Market shall be suspended, and a Form 25-NSE will be filed with the Commission, which will delist the Company’s common stock and warrants from The Nasdaq Stock Market. In the event this happens the Company’s securities will commence trading on the OTC Markets over-the-counter market.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Victoria Hay
	Name:	Victoria Hay
	Title:	Chief Financial Officer

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